USAA(R) logo appears here.







                              USAA TREASURY MONEY
                                        MARKET Trust(R)




                                          [Image appears here.]




                                     Semiannual Report

--------------------------------------------------------------------------------
        November 30, 2001

Table of CONTENTS
--------------------------------------------------------------------------------

      USAA FAMILY OF FUNDS                                             2

      MESSAGE FROM THE PRESIDENT                                       4

      INVESTMENT OVERVIEW                                              7

      MANAGER'S COMMENTARY ON THE FUND                                 9

      SHAREHOLDER VOTING RESULTS                                      12

      FINANCIAL INFORMATION

         Portfolio of Investments                                     14

         Notes to Portfolio of Investments                            16

         Statement of Assets and Liabilities                          17

         Statement of Operations                                      18

         Statements of Changes in Net Assets                          19

         Notes to Financial Statements                                20

2

USAA
--------------------------------------------------------------------------------
                                Family of FUNDS

For more complete information about the mutual funds managed and distributed by USAA Investment Management Company (USAA Investments), including charges and operating expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.

--------------------------------------------------------------------------------
          EQUITY                     MONEY MARKET                    INDEX
--------------------------------------------------------------------------------
    Aggressive Growth                Money Market          Extended Market Index
(CLOSED TO NEW INVESTORS)
                                Tax Exempt Money Market     Global Titans Index
     Capital Growth
                              Treasury Money Market Trust     Nasdaq-100 Index
    Emerging Markets
                                  State Money Market           S&P 500 Index
   First Start Growth

        Growth                --------------------------------------------------
                                     TAXABLE BOND            ASSET ALLOCATION
    Growth & Income           --------------------------------------------------
                                      GNMA Trust            Balanced Strategy
     Income Stock
                               High-Yield Opportunities    Cornerstone Strategy
    International
                                        Income           Growth and Tax Strategy
    Precious Metals
      and Minerals              Intermediate-Term Bond       Growth Strategy
  (ON OCTOBER 1, 2001,
THE FUND'S NAME WAS CHANGED        Short-Term Bond           Income Strategy
   FROM THE GOLD FUND TO
PRECIOUS METALS AND MINERALS.)
                              ---------------------------
 Science & Technology               TAX-EXEMPT BOND
                              ---------------------------
   Small Cap Stock
                                      Long-Term
        Value
                                  Intermediate-Term
    World Growth
                                      Short-Term

                                  State Bond/Income
--------------------------------------------------------------------------------

NONDEPOSIT INVESTMENT PRODUCTS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, USAA FEDERAL SAVINGS BANK, ARE SUBJECT TO INVESTMENT RISKS, AND MAY LOSE VALUE. - AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH MONEY MARKET FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A FUND. - CALIFORNIA, FLORIDA, NEW YORK, AND VIRGINIA FUNDS AVAILABLE TO RESIDENTS ONLY. - THE SCIENCE & TECHNOLOGY FUND MAY BE MORE VOLATILE THAN A FUND THAT DIVERSIFIES ACROSS MANY INDUSTRIES. - FOREIGN INVESTING IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, MARKET ILLIQUIDITY, AND POLITICAL INSTABILITY. - SOME INCOME MAY BE SUBJECT TO STATE OR LOCAL TAXES, OR THE FEDERAL ALTERNATIVE MINIMUM TAX. - 'S&P 500' IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC. AND HAS BEEN LICENSED FOR OUR USE. 'NASDAQ-100(R)', 'NASDAQ-100 INDEX(R)', AND 'NASDAQ(R)' ARE TRADEMARKS OR SERVICE MARKS OF THE NASDAQ STOCK MARKET, INC. (WHICH WITH ITS AFFILIATES ARE THE "CORPORATIONS") AND HAVE BEEN LICENSED FOR OUR USE. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE USAA NASDAQ-100 INDEX FUND. 'DOW JONES' AND 'DOW JONES GLOBAL TITANS INDEX(SM)' ARE SERVICE MARKS OF DOW JONES & COMPANY, INC. AND HAVE BEEN LICENSED FOR OUR USE. THESE INDEX PRODUCTS ARE NOT SPONSORED, SOLD, OR PROMOTED BY THE TRADEMARK OR SERVICE MARK OWNERS, AND NEITHER THE TRADEMARK OR SERVICE MARK OWNERS NOR ANY OF THEIR SUBSIDIARIES OR AFFILIATES MAKE ANY REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THESE PRODUCTS. - INDEX PRODUCTS INCUR FEES AND EXPENSES AND MAY NOT ALWAYS BE INVESTED IN ALL SECURITIES OF THE INDEX THAT THEY ATTEMPT TO MIRROR. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

IMPORTANT
--------------------------------------------------------------------------------
                                  INFORMATION


               Your annual and semiannual report mailings are streamlined as part of our ongoing efforts to reduce expenses and respond to shareholder requests. We develop mailing lists using criteria such as address, member number, and surname to send one report to each household instead of sending one report to each registered owner. This practice is designed to reduce duplicate copies for many shareholders and their families and save paper and postage costs to the Fund. If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to receive one report per registered account owner, you may request this in writing to:

               USAA INVESTMENT MANAGEMENT COMPANY

               Attn: Report Mail

               9800 Fredericksburg Road

               San Antonio, TX  78284-8916

               or phone a mutual fund representative at

               1-800-531-8448 during business hours


               THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE USAA TREASURY MONEY MARKET TRUST, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY (USAA INVESTMENTS). IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH GIVES FURTHER DETAILS ABOUT THE FUND.


               USAA with the eagle is registered in the U.S. Patent & Trademark Office.
               (C)2002, USAA. All rights reserved.

4

MESSAGE
--------------------------------------------------------------------------------
                               from the PRESIDENT


[Photograph of the President and
Vice Chairman of the Board, Christopher
W. Claus, appears here.]                                 "
                                             ...WE BELIEVE AN ECONOMIC

                                             RECOVERY IS ON THE HORIZON.

                                           AS 2001 DREW TO A CLOSE, WE WERE

                                            RECEIVING MORE POSITIVE THAN

                                         NEGATIVE SURPRISES FROM THE LEADING

                                                 ECOMONIC INDICATORS.
                                                         "

--------------------------------------------------------------------------------

               As your Fund's semiannual report period ended, investors were still "paying the bill" for the excesses of the 1990s. The U.S. economy continued to struggle through its first recession in a decade, and corporate earnings fell dramatically, resulting in substantial layoffs and labor consolidations. Furthermore, the impact of the Federal Reserve Board's monetary stimulus policy has yet to be fully felt. Typically, the stimulative effects will lag a rate cut by six to 12 months--and there were 11 rate cuts in 2001.

               All in all, 2001 was another difficult year for the markets. Major market indexes declined for a second year in a row, the first time since 1973-74. The Standard & Poor's 500 Index, down more than 9% in 2000, lost another 12% by the end of 2001. The Nasdaq Composite, once the high-flier of the technology boom, lost 21%, but that was only half of its 39% decline in 2000. For its part, the Dow Jones Industrial Average fell 5.4% in 2001, slightly more than its 4.7% drop in 2000.

 ...CONTINUED
--------------------------------------------------------------------------------


               While the decline was worsened by the terrorist attacks of September 11, it is mostly due to poor economic conditions and weak corporate performance. Nonetheless, we believe an economic recovery is on the horizon. As 2001 drew to a close, we were receiving more positive than negative surprises from the leading economic indicators. Unemployment claims have slowed, for example; manufacturing activity has increased. It remains to be seen if these trends will continue, but equity prices are still high relative to corporate earnings, and a rebound in earnings is needed to support strength in the stock market.

               A considerable drag on earnings, however, is the substantial debt on many corporate balance sheets. Furthermore, in paying down the debt, companies will have less money to spend on other things such as labor, goods, and materials. These factors suggest a gradual, rather than dramatic, economic recovery.

               The bond market is already anticipating that recovery. Although short-term rates are at their lowest level in 40 years, long-term rates have moved back up to where they were before the 11 interest rate reductions, indicating that investors expect the Fed to begin raising interest rates. In our view, the Fed is




               THE STANDARD & POOR'S (S&P) 500 INDEX IS AN UNMANAGED INDEX REPRESENTING THE WEIGHTED AVERAGE PERFORMANCE OF A GROUP OF 500 WIDELY HELD, PUBLICLY TRADED STOCKS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

               THE NASDAQ COMPOSITE INDEX IS A MARKET-VALUE-WEIGHTED INDEX THAT MEASURES ALL DOMESTIC AND NON-U.S.-BASED SECURITIES LISTED ON THE NASDAQ STOCK MARKET.

               THE DOW JONES INDUSTRIAL AVERAGE IS A PRICE-WEIGHTED AVERAGE OF 30 ACTIVELY TRADED BLUE CHIP STOCKS.

 ...CONTINUED
--------------------------------------------------------------------------------
                               from the PRESIDENT


               unlikely to change its policy until a recovery is well under way, and then the rate increases will be moderate--so long as inflation remains low.

               In this very challenging time, USAA had one of the lowest redemption rates in the industry--a tribute to the patience and intellect of our shareholders. Clearly, you understand the importance of staying the course and letting your investments work for you over time, even during the rough spots. Furthermore, many of you are continuing to commit funds you will not need for at least five years to take advantage of buying opportunities.

               On behalf of the entire team at USAA, I would like to thank you for your trust and your business. We are committed to helping you determine and plan your investment goals, and will continue to work hard on your behalf.



               Sincerely,

               \S\ Christopher W. Claus

               Christopher W. Claus
               President and Vice Chairman of the Board







               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

               FOR MORE COMPLETE INFORMATION ABOUT THE MUTUAL FUNDS MANAGED AND DISTRIBUTED BY USAA INVESTMENT MANAGEMENT COMPANY, INCLUDING CHARGES AND OPERATING EXPENSES, PLEASE CALL FOR A PROSPECTUS. READ IT CAREFULLY BEFORE INVESTING.

INVESTMENT
--------------------------------------------------------------------------------
                                    OVERVIEW


USAA TREASURY MONEY MARKET TRUST


OBJECTIVE
--------------------------------------------------------------------------------

               Maximum current income while maintaining the highest degree of safety and liquidity.


TYPES OF INVESTMENTS
--------------------------------------------------------------------------------

               Invests principally in U.S. government securities with maturities of 397 days or less; mostly U.S. Treasury bills, notes, and bonds, and repurchase agreements collateralized by these instruments.

--------------------------------------------------------------------------------
                                         11/30/01                  5/31/01
--------------------------------------------------------------------------------
   Net Assets                         $185.3 Million           $165.9 Million
   Net Asset Value Per Share              $1.00                    $1.00


--------------------------------------------------------------------------------
          AVERAGE ANNUAL TOTAL RETURNS AND 7-DAY YIELD AS OF 11/30/01
--------------------------------------------------------------------------------
   5/31/01 to 11/30/01*  1 YEAR       5 YEARS     10 YEARS       7-DAY YIELD
          1.50%          4.16%         4.99%       4.57%            1.77%

*TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. THIS SIX-MONTH RETURN IS CUMULATIVE.


               TOTAL RETURN EQUALS INCOME YIELD AND ASSUMES REINVESTMENT OF ALL DIVIDENDS. NO ADJUSTMENT HAS BEEN MADE FOR TAXES PAYABLE BY SHAREHOLDERS ON THEIR REINVESTED INCOME DIVIDENDS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS AND RETURNS FLUCTUATE. THE SEVEN-DAY YIELD QUOTATION MORE CLOSELY REFLECTS CURRENT EARNINGS OF THE FUND THAN THE TOTAL RETURN QUOTATION.

8

 ...CONTINUED
--------------------------------------------------------------------------------
                                    OVERVIEW


                             7-DAY YIELD COMPARISON
                             ----------------------

A chart in the form of a line graph appears here illustrating the comparison of the 7-Day Yield of the USAA Treasury Money Market Trust to the iMoneyNet, Inc. (formerly IBC Financial Data, Inc.) U.S. Treasury & Repo for the period of 11/28/00 through 11/27/01:

                    USAA TREASURY
                  MONEY MARKET TRUST           iMONEYNET AVERAGE
                  ------------------           -----------------

11/28/00                6.09%                        5.82%
12/26/00                5.91%                        5.70%
01/30/01                5.65%                        5.33%
02/27/01                5.28%                        4.84%
03/27/01                4.87%                        4.40%
04/24/01                4.44%                        3.91%
05/29/01                4.00%                        3.37%
06/26/01                3.82%                        3.27%
07/31/01                3.71%                        3.16%
08/28/01                3.29%                        2.91%
09/25/01                2.25%                        1.98%
10/30/01                2.23%                        2.00%
11/27/01                1.76%                        1.60%

DATA REPRESENT THE LAST TUESDAY OF EACH MONTH. ENDING DATE 11/27/01.



The graph tracks the Fund's seven-day yield against iMoneyNet, Inc. (formerly IBC Financial Data, Inc.) U.S. Treasury & Repo, an average of all major Treasury money market fund yields.

MANAGER'S
--------------------------------------------------------------------------------
                             COMMENTARY on the Fund


[Photograph of the Portfolio
Manager appears here.]

                              Pamela Bledsoe Noble, CFA

--------------------------------------------------------------------------------


PERFORMANCE
--------------------------------------------------------------------------------

               The seven-day yield of your USAA Treasury Money Market Trust was 1.77% for the six-month period ending November 30, 2001. Despite the overall decline in money market yields throughout the period, the performance of the Fund compared to its peers continues to be strong. iMoneyNet ranked the USAA Treasury Money Market Trust 16 out of 101 Treasury and repurchase agreement (repo) money market funds for the six-month period ended November 30, 2001. The total return for the Fund was 1.50%, compared to an average of 1.34% for similar money market funds ranked by iMoneyNet for the same period.


MARKET UPDATE
--------------------------------------------------------------------------------

               Since the beginning of 2001, the Federal Reserve Board (the Fed) has reduced the federal funds rate by an unprecedented




               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

               REFER TO THE BOTTOM OF PAGE 8 FOR THE IMONEYNET, INC. DEFINITION.

10

 ...CONTINUED
--------------------------------------------------------------------------------
                             COMMENTARY on the Fund


               4.75%. The Fed's actions to help boost a struggling economy have dramatically affected the Fund's yield, which decreased from 4.02% at May 31, 2001, to 1.77% at the end of this reporting period. Many shareholders may not remember a time when interest rates were this low. Although these rates of return on your investments are not ideal, I believe that rates are at or very near the bottom and are unlikely to remain at these historically low levels for very long.


STRATEGY
--------------------------------------------------------------------------------

               Accurately predicting the timing of interest rate movements is virtually impossible; because of this, we manage your Fund to weather various extremes in the marketplace. The portfolio is allocated between repurchase agreements, which help the Fund's yield and liquidity, and fixed-rate Treasury bills and notes, which add stability when rates decline. This maturity structure assures that we spread reinvestment risk across the money market interest rate curve and allows a continuous cash flow from maturities that can be reinvested at current levels. This year, current levels have been declining, which led to the lower yield in the fund.


OUTLOOK
--------------------------------------------------------------------------------

               Although the U.S. economy remains fragile, I believe that it has underlying strength. The holiday shopping season had a strong start, with consumers appearing to be on shopping trips for cars, homes, toys, and clothing. I am encouraged by some economic statistics that indicate that the worst is most likely behind us. I believe that the U.S. economy may already be in the beginning stages of a recovery that will show its true patriotic colors next

 ...CONTINUED
--------------------------------------------------------------------------------


               year. And although "change is not made without inconvenience, even from worse to better,"(1) our team is taking every step necessary to minimize the inconvenience of low rates on your Treasury trust investment. We value your business and appreciate the opportunity to assist with your financial needs.

               (1) Quoted by Johnson, as from Hooker, in the Preface to the English Dictionary (Hooker 1554-1600), THE OXFORD DICTIONARY OF QUOTATIONS - 3rd Edition.


                       CUMULATIVE PERFORMANCE OF $10,000
                       ---------------------------------

A chart in the form of a line graph appears here illustrating the cumulative performance of a $10,000 investment of the USAA Treasury Money Market Trust. The data is from 11/30/91 through 11/30/01. The data points from the graph are as follows:

USAA TREASURY MONEY MARKET TRUST

                      Amount
                      ------
11/30/91             $10,000
05/31/92              10,205
11/30/92              10,370
05/31/93              10,515
11/30/93              10,663
05/31/94              10,822
11/30/94              11,048
05/31/95              11,350
11/30/95              11,664
05/31/96              11,961
11/30/96              12,257
05/31/97              12,566
11/30/97              12,891
05/31/98              13,224
11/30/98              13,561
05/31/99              13,862
11/30/99              14,194
05/31/00              14,569
11/30/00              15,009
05/31/01              15,400
11/30/01              15,634

DATA FROM 11/30/91 THROUGH 11/30/01.



The graph illustrates a hypothetical $10,000 investment in the USAA Treasury Money Market Trust.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE VALUE OF YOUR INVESTMENT MAY VARY ACCORDING TO THE FUND'S PERFORMANCE. NO ADJUSTMENT HAS BEEN MADE FOR TAXES PAYABLE BY SHAREHOLDERS ON THEIR REINVESTED INCOME DIVIDENDS. INCOME MAY BE SUBJECT TO FEDERAL, STATE, OR LOCAL TAXES, OR TO THE ALTERNATIVE MINIMUM TAX. FOR SEVEN-DAY YIELD INFORMATION, PLEASE REFER TO THE FUND'S INVESTMENT OVERVIEW PAGE.

AN INVESTMENT IN THIS FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

12

SHAREHOLDER
--------------------------------------------------------------------------------
                                 Voting RESULTS


               On July 20, 2001, a special meeting of shareholders was held to vote on a number of proposals relating to USAA mutual funds. Shareholders of record on May 25, 2001, were entitled to vote on each proposal shown below. All proposals were approved by the shareholders.

               The following proposals and voting results pertain to one or more series within USAA Investment Trust (the Trust). Votes shown for Proposal 1 are for the entire series of the Trust. Votes shown for Proposals 2A, 2C, and 4 are for the USAA Treasury Money Market Trust, a series of the Trust.



PROPOSAL 1
--------------------------------------------------------------------------------

               Proposal to elect Trustees as follows:


                                                                       VOTES
               TRUSTEES                     VOTES FOR                 WITHHELD
               -----------------------------------------------------------------

               Robert G. Davis              239,347,773              5,469,150

               Christopher W. Claus         239,347,357              5,469,566

               David G. Peebles             239,347,773              5,469,150

               Michael F. Reimherr          239,347,773              5,469,150

               Richard A. Zucker            239,347,571              5,469,352

               Barbara B. Dreeben           239,347,963              5,468,960

               Robert L. Mason, Ph.D.       239,347,571              5,469,352

               Laura T. Starks, Ph.D.       239,347,571              5,469,352

 ...CONTINUED
--------------------------------------------------------------------------------


PROPOSAL 2A
--------------------------------------------------------------------------------

               Proposal to approve the elimination of the investment restriction regarding investments in a single issuer.

               NUMBER OF SHARES VOTING
               -----------------------------------------------------------------
                    FOR                      AGAINST                   ABSTAIN
               -----------------------------------------------------------------
                85,942,599                 11,602,140                 2,167,636


PROPOSAL 2C
--------------------------------------------------------------------------------

               Proposal to approve the amendment of the investment restriction regarding the issuance of senior securities.

               NUMBER OF SHARES VOTING
               -----------------------------------------------------------------
                    FOR                      AGAINST                   ABSTAIN
               -----------------------------------------------------------------
                85,092,414                 11,863,859                 2,756,102


PROPOSAL 4
--------------------------------------------------------------------------------

               Proposal to approve a new advisory agreement with USAA Investment Management Company.

               NUMBER OF SHARES VOTING
               -----------------------------------------------------------------
                    FOR                      AGAINST                   ABSTAIN
               -----------------------------------------------------------------
                92,691,551                  4,706,750                 2,314,074

14

PORTFOLIO
--------------------------------------------------------------------------------
                                 of INVESTMENTS
                                 (in thousands)


USAA TREASURY MONEY MARKET TRUST
NOVEMBER 30, 2001 (UNAUDITED)

PRINCIPAL                                                                 MARKET
   AMOUNT   SECURITY                                                       VALUE
--------------------------------------------------------------------------------

            U.S. TREASURY BILLS (20.7%)
  $ 5,000   2.45%, 12/13/2001                                           $  4,996
    5,500   3.27%, 12/20/2001                                              5,491
    5,000   2.01%, 1/24/2002                                               4,985
    5,000   1.98%, 2/07/2002                                               4,981
    8,000   1.93%, 2/21/2002                                               7,965
    5,000   1.77%, 3/07/2002                                               4,976
    5,000   2.59%, 3/14/2002                                               4,963
--------------------------------------------------------------------------------
            Total U.S. Treasury bills (cost: $38,357)                     38,357
--------------------------------------------------------------------------------
            U.S. TREASURY NOTES (11.2%)
    5,000   6.25%, 2/28/2002                                               5,025
    5,000   5.63%, 11/30/2002                                              5,175
   10,500   7.63%, 2/15/2007b                                             10,614
--------------------------------------------------------------------------------
            Total U.S. Treasury notes (cost: $20,814)                     20,814
--------------------------------------------------------------------------------
            U.S. GOVERNMENT GUARANTEED NOTES (4.2%)
    3,760   2.50%, 4/02/2007a                                              3,760
    4,000   2.05%, 5/15/2015a                                              4,000
--------------------------------------------------------------------------------
            Total U.S. government guaranteed notes (cost: $7,760)          7,760
--------------------------------------------------------------------------------
            Total investment in securities (cost: $66,931)                66,931
--------------------------------------------------------------------------------
            REPURCHASE AGREEMENTS (63.2%)
    9,000   Banc One Capital Markets, Inc., 2.05%, acquired 11/30/01
              and due 12/03/01 at $9,000 (collateralized by a $8,662
              U.S. Treasury note, 5.625% due 12/31/02; market value
              of $9,187)                                                   9,000
   46,000   Deutsche Bank Securities, 2.07%, acquired on 11/30/01
              and due 12/03/01 at $46,000 (collateralized by a $45,730
              U.S. Treasury note, 6.25%, due 2/28/02; market value
              of 46,943)                                                  46,000
   46,000   First Union Capital Markets, 2.02%, acquired 11/29/01
              and due 12/6/01 at $46,000 (collateralized by a $47,156
              U.S. Treasury bill, due 2/21/02; market value
              of $46,961)                                                 46,000
    9,000   JP Morgan Securities, Inc., 2.07%, acquired 11/30/01
              and due 12/03/01 at $9,000 (collateralized by a $9,025
              U.S. Treasury note, 6.125%, due 12/31/01; market value
              of $9,283)                                                   9,000

PORTFOLIO
--------------------------------------------------------------------------------
                           of INVESTMENTS (continued)
                           (in thousands)


USAA TREASURY MONEY MARKET TRUST
NOVEMBER 30, 2001 (UNAUDITED)

PRINCIPAL                                                                 MARKET
   AMOUNT   SECURITY                                                       VALUE
--------------------------------------------------------------------------------

  $ 7,107   State Street Bank & Trust Co., 2.05%, acquired on 11/30/01 and due 12/03/01 at $7,107 (collateralized by a $7,025
              U.S. Treasury note, 6.00%, due 9/30/02; market value
              of $7,327)                                                $  7,107
--------------------------------------------------------------------------------
            Total repurchase agreements (cost: $117,107)                 117,107
--------------------------------------------------------------------------------

            TOTAL INVESTMENTS (COST: $184,038)                          $184,038
================================================================================

16

NOTES
--------------------------------------------------------------------------------
                          to Portfolio of INVESTMENTS


USAA TREASURY MONEY MARKET TRUST
NOVEMBER 30, 2001 (UNAUDITED)


GENERAL NOTES
--------------------------------------------------------------------------------

          Values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

          The percentages shown represent the percentages of the investments to net assets.


SPECIFIC NOTES
--------------------------------------------------------------------------------

          (a) Variable-rate demand note (VRDN) - provides the right, on any business day, to sell the security at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated weekly or quarterly interval to a rate that reflects current market conditions. The effective maturity for these instruments is deemed to be less than 397 days in accordance with detailed regulatory requirements.

          (b) Put bond - provides the right to sell the security at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity of the security.


          SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT
--------------------------------------------------------------------------------
                           of ASSETS and LIABILITIES
                           (in thousands)


USAA TREASURY MONEY MARKET TRUST
NOVEMBER 30, 2001 (UNAUDITED)


ASSETS

   Investments in securities                                            $ 66,931
   Repurchase agreements                                                 117,107
   Cash                                                                    1,995
   Receivables:
      Capital shares sold                                                    353
      Interest                                                               508
                                                                        --------
         Total assets                                                    186,894
                                                                        --------
LIABILITIES

   Capital shares redeemed                                                 1,580
   USAA Investment Management Company                                         19
   USAA Transfer Agency Company                                               14
   Accounts payable and accrued expenses                                       1
   Dividends on capital shares                                                11
                                                                        --------
         Total liabilities                                                 1,625
                                                                        --------
            Net assets applicable to capital shares outstanding         $185,269
                                                                        ========
REPRESENTED BY:

   Paid-in capital                                                      $185,269
                                                                        ========
   Capital shares outstanding, unlimited number of shares authorized,
      no par value                                                       185,269
                                                                        ========
   Net asset value, redemption price, and offering price per share      $   1.00
                                                                        ========


   SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

18

STATEMENT
--------------------------------------------------------------------------------
                                 of OPERATIONS
                                 (in thousands)


USAA TREASURY MONEY MARKET TRUST
SIX-MONTH PERIOD ENDED NOVEMBER 30, 2001(UNAUDITED)


NET INVESTMENT INCOME

   Interest income                                                       $2,988
                                                                         ------
   Expenses:
      Management fees                                                       111
      Administrative and servicing fees                                      61
      Transfer agent's fees                                                  80
      Custodian's fees                                                       17
      Postage                                                                 5
      Shareholder reporting fees                                             11
      Trustees' fees                                                          3
      Registration fees                                                      28
      Professional fees                                                      17
      Other                                                                   2
                                                                         ------
         Total expenses                                                     335
      Expenses paid indirectly                                               (4)
                                                                         ------
         Net expenses                                                       331
                                                                         ------
            Net investment income                                        $2,657
                                                                         ======


      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS
--------------------------------------------------------------------------------
                            of Changes in NET ASSETS
                            (in thousands)


USAA TREASURY MONEY MARKET TRUST
SIX-MONTH PERIOD ENDED NOVEMBER 30, 2001 (UNAUDITED),
AND YEAR ENDED MAY 31, 2001


                                                       11/30/2001      5/31/2001
                                                       -------------------------
FROM OPERATIONS

   Net investment income                               $  2,657        $  8,751
                                                       -------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:

   Net investment income                                 (2,657)         (8,751)
                                                       -------------------------
FROM CAPITAL SHARE TRANSACTIONS

   Proceeds from shares sold                            105,181         151,602
   Reinvested dividends                                   2,525           8,315
   Cost of shares redeemed                              (88,378)       (147,376)
                                                       -------------------------
      Increase in net assets from
         capital share transactions                      19,328          12,541
                                                       -------------------------
Net increase in net assets                               19,328          12,541

NET ASSETS

   Beginning of period                                  165,941         153,400
                                                       -------------------------
   End of period                                       $185,269        $165,941
                                                       =========================
CHANGE IN SHARES OUTSTANDING

   Shares sold                                          105,181         151,602
   Shares issued for dividends reinvested                 2,525           8,315
   Shares redeemed                                      (88,378)       (147,376)
                                                       -------------------------
      Increase in shares outstanding                     19,328          12,541
                                                       =========================

   SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

20

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements


USAA TREASURY MONEY MARKET TRUST
NOVEMBER 30, 2001 (UNAUDITED)


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

          USAA INVESTMENT TRUST (the Trust), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company organized as a Massachusetts business trust consisting of 11 separate funds. The information presented in this semiannual report pertains only to the USAA Treasury Money Market Trust (the Fund). The Fund's investment objective is to provide maximum current income while maintaining the highest degree of safety and liquidity.

          A. SECURITY VALUATION - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

              1. Pursuant to Rule 2a-7 of the Investment Company Act of 1940, as amended, securities in the Fund are stated at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

              2. Securities that cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value using methods determined by USAA Investment Management Company (the Manager) under the general supervision of the Trust's Board of Trustees.

          B. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)


USAA TREASURY MONEY MARKET TRUST
NOVEMBER 30, 2001 (UNAUDITED)


          C. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Interest income is recorded on the accrual basis. Discounts and premiums on securities are amortized over the life of the respective securities. Gain or loss from sales of investment securities is computed on the identified cost basis.

          D. EXPENSES PAID INDIRECTLY - The Fund's custodian bank has agreed to reduce its fees when the Fund maintains a cash balance in the non-interest-bearing custody account. For the six-month period ended November 30, 2001, custodian fee offset arrangements reduced expenses by $4,000.

          E. USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.


(2) LINES OF CREDIT
--------------------------------------------------------------------------------

          The Fund participates with other USAA funds in two joint, short-term, revolving, committed loan agreements totaling $500 million: $400 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager, and $100 million with Bank of America. The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities.

22

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)


USAA TREASURY MONEY MARKET TRUST
NOVEMBER 30, 2001 (UNAUDITED)


          Subject to availability under its agreement with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, the Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreement, does not exceed 25% of the Fund's total assets. The Fund had no borrowings under either of these agreements during the six-month period ended November 30, 2001.


(3) DISTRIBUTIONS
--------------------------------------------------------------------------------

          Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.


(4) INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------

          Cost of purchases and proceeds from sales/maturities of securities for the six-month period ended November 30, 2001, were $11,637,314,000 and $11,619,093,000, respectively.


(5) LENDING OF PORTFOLIO SECURITIES
--------------------------------------------------------------------------------

          The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loan continuously with cash collateral in an amount at least equal, at all times, to the fair value of the

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)


USAA TREASURY MONEY MARKET TRUST
NOVEMBER 30, 2001 (UNAUDITED)


          securities loaned. Cash collateral is invested in short-term investments. The Fund retains a portion of income from the investment of cash received as collateral. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund had no securities-lending transactions during the six-month period ended November 30, 2001.


(6) TRANSACTIONS WITH MANAGER
--------------------------------------------------------------------------------

          A. MANAGEMENT FEES - The Manager carries out the Fund's investment policies and manages the Fund's portfolio. The Fund's management fees are computed at 0.125% of the Fund's average net assets.

          B. ADMINISTRATIVE AND SERVICING FEES - The Manager provides certain administrative and shareholder servicing functions for the Fund. For such services, effective August 1, 2001, the Manager receives a fee computed at an annualized rate of 0.10% of the Fund's monthly average net assets. Prior to August 1, 2001, the Manager performed these services; however, no separate fee was charged.

          C. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. Prior to August 1, 2001, the annual charge per account was $28.50.

24

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)


USAA TREASURY MONEY MARKET TRUST
NOVEMBER 30, 2001 (UNAUDITED)


          D. UNDERWRITING SERVICES - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.


(7) TRANSACTIONS WITH AFFILIATES
--------------------------------------------------------------------------------

          Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.


(8) REPURCHASE AGREEMENTS
--------------------------------------------------------------------------------

          The Fund may enter into repurchase agreements with commercial banks or recognized security dealers. These agreements are secured by obligations backed by the full faith and credit of the U.S. government. Obligations pledged as collateral are required to maintain a value equal to or in excess of the resale price of the repurchase agreement and are held by the Fund's custodian until maturity of the repurchase agreement. The Fund's Manager monitors the creditworthiness of sellers with which the Fund may enter into repurchase agreements.

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)


USAA TREASURY MONEY MARKET TRUST
NOVEMBER 30, 2001 (UNAUDITED)


(9) FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                             SIX-MONTH
                            PERIOD ENDED
                            NOVEMBER 30,                       YEAR ENDED MAY 31,
                            -----------------------------------------------------------------------------
                               2001          2001          2000          1999          1998          1997
                            -----------------------------------------------------------------------------
Net asset value at
   beginning of period      $   1.00      $   1.00      $   1.00      $   1.00      $   1.00      $  1.00
Net investment income            .02           .06           .05           .05           .05          .05
Distributions from net
   investment income            (.02)         (.06)         (.05)         (.05)         (.05)        (.05)
                            -----------------------------------------------------------------------------
Net asset value at
   end of period            $   1.00      $   1.00      $   1.00      $   1.00      $   1.00      $  1.00
                            =============================================================================
Total return (%) *              1.50          5.70          5.05          4.83          5.24         5.06
Net assets at end
   of period (000)          $185,269      $165,941      $153,400      $143,995      $106,679      $88,612
Ratio of expenses to
   average net assets (%)        .38a,b        .36b          .35           .36          .375         .375
Ratio of expenses to
   average net
   assets excluding
   reimbursements (%)            N/A           N/A           N/A           N/A          .392         .394
Ratio of net investment
   income to average
   net assets (%)               2.98a         5.55          5.00          4.69          5.11         4.95




 *  Assumes reinvestment of all dividend income and capital gain distributions during the period.
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(b) Reflects total expenses prior to any custodian fee offset arrangement.


26

NOTES
--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------

                     TRUSTEES Robert G. Davis, CHAIRMAN OF THE BOARD Christopher W. Claus, VICE CHAIRMAN OF THE BOARD Barbara B. Dreeben
                                Robert L. Mason, Ph.D.
                                David G. Peebles
                                Michael F. Reimherr
                                Laura T. Starks, Ph.D.
                                Richard A. Zucker

          INVESTMENT ADVISER,   USAA Investment Management Company
                 UNDERWRITER,   9800 Fredericksburg Road
              AND DISTRIBUTOR   San Antonio, Texas 78288

               TRANSFER AGENT   USAA Shareholder Account Services
                                9800 Fredericksburg Road
                                San Antonio, Texas 78288

                LEGAL COUNSEL   Goodwin Procter LLP
                                Exchange Place
                                Boston, Massachusetts 02109

                    CUSTODIAN   State Street Bank and Trust Company
                                P.O. Box 1713
                                Boston, Massachusetts 02105

         INDEPENDENT AUDITORS   KPMG LLP
                                112 East Pecan, Suite 2400
                                San Antonio, Texas 78205

                    TELEPHONE   Call toll free - Central Time
             ASSISTANCE HOURS   Monday - Friday, 6 a.m. to 10 p.m.
                                Saturday, 8:30 a.m. to 5 p.m.
                                Sunday, 11:30 a.m. to 8 p.m.

               FOR ADDITIONAL   1-800-531-8181, in San Antonio 456-7200
            INFORMATION ABOUT   For account servicing, exchanges,
                 MUTUAL FUNDS   or redemptions
                                1-800-531-8448, in San Antonio 456-7202

              RECORDED MUTUAL   24-hour service (from any phone)
            FUND PRICE QUOTES   1-800-531-8066, in San Antonio 498-8066

                  MUTUAL FUND   (from touch-tone phones only)
            USAA TOUCHLINE(R)   For account balance, last transaction, fund
                                prices, or to exchange or redeem fund shares
                                1-800-531-8777, in San Antonio 498-8777

              INTERNET ACCESS   USAA.COM

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                                                                      Paper

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